Financial Instruments	12 Months Ended
Mar. 31, 2025
Financial Instruments [Abstract]
FINANCIAL INSTRUMENTS
24.FINANCIAL INSTRUMENTS
The Company manages its exposure to financial risks, including liquidity risk, foreign exchange risk, interest rate risk, credit risk and equity price risk in accordance with its risk management framework. The Company’s Board of Directors has overall responsibility for the establishment and oversight of the Company’s risk management framework and reviews the Company’s policies on an ongoing basis.
(a)Fair value
The Company classifies its fair value measurements within a fair value hierarchy, which reflects the significance of the inputs used in making the measurements as defined in IFRS 13, Fair Value Measurement (“IFRS 13”).
Level 1 – Unadjusted quoted prices at the measurement date for identical assets or liabilities in active markets.
Level 2 – Observable inputs other than quoted prices included in Level 1, such as quoted prices for similar assets and liabilities in active markets; quoted prices for identical or similar assets and liabilities in markets that are not active; or other inputs that are observable or can be corroborated by observable market data.
Level 3 – Unobservable inputs which are supported by little or no market activity.
The following tables set forth the Company’s financial assets and liabilities that are measured at fair value level on a recurring basis within the fair value hierarchy as at March 31, 2025 and March 31, 2024 that are not otherwise disclosed. As required by IFRS 13, the assets and liabilities are classified in their entirety based on the lowest level of input that is significant to the fair value measurement.

	Fair value as at March 31, 2025
Recurring measurements	Level 1	Level 2	Level 3	Total
Financial assets
Cash and cash equivalents	$363,978	$—	$—	$363,978
Short-term investments - money market instruments	4,762	—	—	4,762
Investments in public companies	14,743	—	—	14,743
Investments in private companies	—	—	2,534	2,534
Financial liability
Derivative liabilities	—	50,768	—	50,768

	Fair value as at March 31, 2024
Recurring measurements	Level 1	Level 2	Level 3	Total
Financial assets
Cash and cash equivalents	$152,942	$—	$—	$152,942
Short-term investments - money market instruments	30,620	—	—	30,620
Investments in public companies	41,818	—	1,217	43,035
Investments in private companies	—	—	3,219	3,219
Financial assets classified within Level 3 are equity investments in private companies and one public company which are suspended from quotation owned by the Company. Significant unobservable inputs are used to determine the fair value of the financial assets, which includes recent arm’s length transactions of the investee, the investee’s financial performance as well as any changes in planned milestones of the investees.
Fair value of the other financial instruments excluded from the table above approximates their carrying amount as at March 31, 2025 and 2024, due to the short-term nature of these instruments.
There were no transfers into or out of Level 3 during the years ended March 31, 2025 and 2024.
(b)Liquidity risk
Liquidity risk is the risk that the Company will not be able to meet its financial obligations as they arise. The Company manages liquidity risk by monitoring actual and projected cash flows and matching the maturity profile of financial assets and liabilities. Cash flow forecasting is performed regularly to ensure that there is sufficient capital in order to meet short-term business requirements, after considering cash flows from operations and our holdings of cash and cash equivalents, and short-term investments.
In the normal course of business, the Company enters into contracts that give rise to commitments for future minimum payments. The following summarizes the remaining contractual maturities of the Company’s financial liabilities and operating commitments on an undiscounted basis.

	March 31, 2025
	Within a year	2-5 years	Over 5 years	Total
Accounts payable and accrued liabilities	$63,881	$—	$—	$63,881
Convertible notes	7,515	178,520	—	186,035
Deposits received	7,264	—	—	7,264
Lease obligation	364	1,270	57	$1,691
Income tax payable	$2,679	$—	$—	$2,679
Total Contractual Obligation	$81,703	$179,790	$57	$261,550
(c)Foreign exchange risk
The Company reports its financial statements in US dollars. The functional currency of the head office, Canadian subsidiaries and intermediate holding companies, except those acquired from the acquisition of Adventus, has changed from the Canadian dollar to the US dollar. The functional currency of Adventus and its subsidiaries, New Infini and its subsidiaries, is the US dollar. The functional currency of all Chinese subsidiaries is Chinese yuan ("RMB"). The Company is exposed to foreign exchange risk when the Company undertakes transactions and holds assets and liabilities in currencies other than its functional currencies.
The Company currently does not engage in foreign exchange currency hedging. The sensitivity of the Company’s net income due to the exchange rates of the U.S. dollar against the Canadian dollar and the Australian dollar as at March 31, 2025 is summarized as follows:

Currency	Cash and cash equivalents	Short-term investments	Trade and other receivables	Due from related parties	Prepaids and deposits	Other investments	Accounts payable and accrued liabilities	Lease liabilities	Total	Effect of +/- 10% change in currency
Canadian dollar	$1,358	$24	$195	$158	$851	$13,018	$(544)	$(1,081)	$13,979	$1,398
Australian dollar	250	—	—	—	—	1,422	—	—	1,672	167
	$1,608	$24	$195	$158	$851	$14,440	$(544)	$(1,081)	$15,651	$1,565
(d)Interest rate risk
Interest rate risk is the risk that the fair values and future cash flows of the Company will fluctuate because of changes in market interest rates. The Company is exposed to interest rate risk on its cash and cash equivalents, short-term investments, lease liabilities, convertible notes, and the mark-to-market value of derivative instruments. All of the Company's cash, cash equivalents and short-term investments earn interest at market rates that are fixed to maturity or at variable interest rates. Due to the short-term nature of these financial instruments, fluctuations in interest rates would not have a significant impact on the Company’s net income.
As at March 31, 2025, the Company had $1.3 million lease obligation that are subject to annualized interest rate ranging from 9.2% to 15.6%, and $110.7 million convertible notes liabilities that are discounted at 12.6% of the Company's unsecured senior convertible notes. The principle of the convertible note is $150.0 million bearing a fixed coupon rate of 4.75% with a maturity date of December 15, 2029. As the amount of the lease obligation is immaterial and the convertible notes bear interest at fixed rates, they are not subject to significant interest rate risk.
As at March 31, 2025, the Company had $50.8 million mark-to-market value derivative liabilities. With other assumptions unchanged, an increase or decrease of 25 basis points of market interest rate would have resulted in a decrease (increase) to the net income of approximately $0.5 million.
(e)Credit risk
Credit risk is the risk that one party to a financial instrument will fail to discharge an obligation and cause the other party to incur a financial loss. The Company is exposed to credit risk primarily associated to accounts receivable, due from related parties, cash and cash equivalents, and short-term investments. The carrying amount of assets included on the statements of financial position represents the maximum credit exposure.
The Company undertakes credit evaluations on counterparties as necessary, requests deposits from customers prior to delivery, and has monitoring processes intended to mitigate credit risks. There were no material amounts in trade or other receivables which were past due on March 31, 2025 (March 31, 2024 - $nil).
(f)Equity price risk
The Company holds certain marketable securities that will fluctuate in value as a result of trading on financial markets. As the Company’s marketable securities holdings are mainly in mining companies, the value will also fluctuate based on commodity prices. Based upon the Company’s portfolio as at March 31, 2025, a 10% increase (decrease) in the market price of the securities held, ignoring any foreign currency effects, would have resulted in an increase (decrease) to the net income of $1.6 million.
The fair value of the Company's derivative liabilities will also fluctuate based on the market price of the Company's common shares, and a 10% increase (decrease) in the Company's share price, with other assumptions unchanged, would have resulted in a decrease (increase) to the net income of $10.4 million.
(g)Metal price risk
The Company primarily produces and sells silver, lead, zinc, gold and other metals. In line with market practice, the Company prices its metal concentrates based on the quoted market prices and the head grades of its metal concentrates. The Company’s sales price for silver is fixed against the Shanghai White Platinum & Silver Exchange as quoted at www.ex-silver.com; lead and zinc are fixed against the Shanghai Metals Exchange as quoted at www.shmet.com; and gold is fixed against the Shanghai Gold Exchange as quoted at www.sge.com.cn.
The Company’s revenues, if any, are expected to be in large part derived from the mining and sale of silver, lead, zinc, and gold contained in metal concentrates. The prices of those commodities have fluctuated widely, particularly in recent years, and are affected by numerous factors beyond the Company’s control including international and regional economic and political conditions; emerging risks related to pandemics; expectations of inflation; currency exchange fluctuations; interest rates; global or regional supply and demand for jewelry and industrial products containing silver and other metals; sale of silver and other metals by central banks and other holders, forward selling activities, speculators and producers of silver and other metals; availability and costs of metal substitutes; and increased production due to new mine developments and improved mining and production methods. The effects of these factors on the price of base and precious metals, and therefore the viability of the Company’s exploration projects and mining operations, cannot be accurately predicted and thus the price of base and precious metals may have a significant influence on the market price of the Company’s shares and the value of its projects.
If silver and other metal prices were to decline significantly for an extended period of time, the Company may be unable to continue operations, develop its projects, or fulfil obligations under agreements with the Company’s non-controlling interest holders or under its permits or licenses.